CUSIP 487906-20-8

                          KELLEY OIL & GAS CORPORATION

                             LETTER OF TRANSMITTAL
                                 TO TENDER ITS
                $2.625 CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                       PURSUANT TO THE OFFER TO EXCHANGE

                              DATED JUNE 28, 1999.

THE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON TUESDAY, JULY 27, 1999 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF PREFERRED STOCK (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR PREFERRED STOCK ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR PREFERRED STOCK TO BE EXCHANGED PURSUANT TO THIS OFFER. TENDERED SHARES OF PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                        The Depositary for the Offer is:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

       BY REGISTERED OR              BY OVERNIGHT COURIER              BY HAND DELIVERY
        CERTIFIED MAIL:                                                  OR IN PERSON:
    ChaseMellon Shareholder         ChaseMellon Shareholder         ChaseMellon Shareholder
       Services, L.L.C.                Services, L.L.C.                Services, L.L.C.
     Post Office Box 3301            85 Challenger Road --         120 Broadway, 13th Floor
  South Hackensack, NJ 07606          Mail Drop -- Reorg              New York, NY 10271
Attn: Reorganization Department    Ridgefield Park, NJ 07660    Attn: Reorganization Department
                                Attn: Reorganization Department

                                 BY FACSIMILE:
                                 (201) 296-4293

                         CONFIRM FACSIMILE BY TELEPHONE
                                 (201) 296-4860

                           The Information Agent is:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005

                       Bankers and Brokers Call Collect:
                                 (212) 269-5550
                                       or
                           All Others Call Toll-Free:
                                 (800) 488-8095

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Offer to Exchange dated June 28, 1999 (the "Offer to Exchange"), of Kelley Oil & Gas Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Offer") to exchange 15 shares of its Common Stock, par value $.01 per share ("Common Stock"), for each outstanding share of the Company's $2.625 Convertible Exchangeable Preferred Stock, par value $1.50 per share ("Preferred Stock") validly tendered. The term "Expiration Date" shall mean 12:01 a.m. New York City time, on Tuesday, July 27, 1999, unless the Offer is extended as provided in the Offer to Exchange, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended. Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Exchange.

     The Letter of Transmittal is to be completed by holders of Preferred Stock either (i) if the Preferred Stock is forwarded herewith or (ii) if tender of Preferred Stock is to be made by book-entry transfer to an account maintained by (the "Depositary") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Offer--Procedures for Tendering Preferred Stock" in the Offer to Exchange.

     Holders of Preferred Stock whose certificates (the "Certificates") for such Preferred Stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to 12:01 a.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer prior to such time on the Expiration Date must tender their Preferred Stock according to the guaranteed delivery procedures set forth in "The Offer--Procedures for Tendering Preferred Stock--Guaranteed Delivery" in the Offer to Exchange. See Instruction 1.

     Delivery of documents to DTC does not constitute delivery to Depositary.

     THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF PREFERRED STOCK BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     The term "Holder" with respect to the Offer means any person in whose name shares of Preferred Stock are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Holders who wish to tender their shares of Preferred Stock must complete this Letter of Transmittal in its entirety.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

              DESCRIPTION OF OUTSTANDING PREFERRED STOCK TENDERED

 ------------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OUTSTANDING PREFERRED STOCK TENDERED
 ------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF SHARES       NUMBER OF SHARES      NUMBER OF BENEFICIAL
    NAME AND ADDRESS OF                              OF PREFERRED STOCK     OF PREFERRED STOCK       HOLDERS FOR WHOM
     REGISTERED HOLDER                               (ATTACH ADDITIONAL          TENDERED          OUTSTANDING PREFERRED
 (PLEASE FILL IN IF BLANK)   CERTIFICATE NUMBERS*    LIST IF NECESSARY)    (IF LESS THAN ALL)**        STOCK IS HELD
 ------------------------------------------------------------------------------------------------------------------------
                                                                                    $
 ------------------------------------------------------------------------------------------------------------------------
                                                                                    $
 ------------------------------------------------------------------------------------------------------------------------
                                                                                    $
 ------------------------------------------------------------------------------------------------------------------------
   Total Amount Tendered:                                                           $
 ------------------------------------------------------------------------------------------------------------------------
    * Need not be completed by book-entry holders.
   ** All shares of Preferred Stock held shall be deemed tendered unless a lesser number is specified in this column.
 ------------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

     [ ] CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES OF PREFERRED STOCK BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

        Name of Tendering Institution:

        DTC Account Number:

        Transaction Code Number:

     [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

        Name of Registered Holder(s):

        Window Ticket Number (if any):

        Date of Execution of Notice of Guaranteed Delivery:

        Name of Institution which executed the notice of Guaranteed Delivery:

        If Guaranteed Delivery is to be made by Book-Entry Transfer:

        Name of Tendering Institution:

        DTC Account Number:

        Transaction Code Number:

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the above described shares of Preferred Stock in exchange for 15 shares of Common Stock for each share of Preferred Stock validly tendered.

     Subject to and effective upon the acceptance for exchange of all or any portion of the shares of Preferred Stock tendered herewith in accordance with the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, transfers and conveys to the order of the Company, all right, title and interest in and to such Preferred Stock as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Depositary as its agent and attorney-in-fact (with full knowledge that the Depositary is also acting as agent of the Company in connection with the Offer) with respect to the tendered Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to (i) deliver Certificates for Preferred Stock together with all accompanying evidence of transfer and authenticity to, or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the shares of Common Stock to be issued in exchange for the Preferred Stock, (ii) present Certificates for such Preferred Stock for transfer, and to transfer the Preferred Stock on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Stock, all in accordance with the terms and conditions of the Offer to Exchange.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN, TRANSFER AND CONVEY THE PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SHARES OF PREFERRED STOCK TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE DEPOSITARY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT, TRANSFER AND CONVEYANCE OF THE SHARES OF PREFERRED STOCK TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE OFFER TO EXCHANGE.

     The name(s) and address(es) of the registered holder(s) of the Preferred Stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Preferred Stock. The Certificate number(s) and the Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered shares of Preferred Stock are not exchanged pursuant to the Offer for any reason, or if Certificates are submitted for more shares of Preferred Stock than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered shares of Preferred Stock will be returned (or, in the case of shares of Preferred Stock tendered by book-entry transfer, such shares of Preferred Stock will be credited to an account maintained at DTC) without expense to the tendering Holder, as soon as practicable following the withdrawal or rejection of tender or the expiration or termination of the Offer.

     The undersigned understands that tender of shares of Preferred Stock pursuant to any one of the procedures described in "The Offer--Procedures for Tendering Preferred Stock" in the Offer to Exchange and in this Letter of Transmittal, and the Company's acceptance for exchange of such tendered shares of Preferred Stock, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the shares of Preferred Stock tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that any shares of Preferred Stock not tendered or accepted for exchange to be issued in the name(s) of the undersigned (or, in the case of shares of Preferred Stock tendered by book-entry transfer, by credit to the account at DTC), and that the shares of Common Stock to be issued in the Exchange be issued in the name of the undersigned. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby directs that any shares of Preferred Stock not tendered or not accepted for exchange and the shares of Common Stock to be issued in the Exchange be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any shares of Preferred Stock not tendered or not accepted for exchange to be issued in the name(s) of, certificates for such shares of Preferred Stock to be delivered to, and the shares of Common Stock to be issued in the Exchange be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any shares of Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the so tendered.

     Holders of Preferred Stock whose Preferred Stock is accepted for exchange will not receive accrued dividends on such Preferred Stock for any period from and after the exchange of such Preferred Stock pursuant to this Offer.

     Except as stated in the Offer to Exchange, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

    Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Preferred Stock hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Preferred Stock to comply with the restrictions on transfer applicable to the Preferred Stock). If signature is by an attorney-in-fact, trustee, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
Dated
---------------------------------------------, 1999
Name(s):
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)
Area Code and Telephone Number:
-------------------------------------------------------------------------------
Tax Identification or Social Security Number:
---------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)
Dated
---------------------------------------------, 1999
Name of Firm:
--------------------------------------------------------------------------------
                                      (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)
Area Code and Telephone Number:
-------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

     To be completed ONLY if certificates for shares of Preferred stock not tendered or not accepted for exchange and/or the shares of Common Stock to be issued in the Exchange are to be issued in the name of someone other than the registered holder of the Preferred Stock whose name(s) appear(s) above, or if shares of Preferred Stock are to be returned by credit to an account maintained by DTC.

Issue

[ ]   Common Stock issued in the Exchange and/or

[ ]   Preferred Stock not tendered

to:

Name(s):

Address:

                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:

Tax Identification or Social Security Number(s):

Credit unaccepted Preferred Stock tendered by book-entry transfer to the following account at DTC:

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

     To be completed ONLY if Certificates for shares of Preferred Stock not tendered or not accepted for exchange and/or the shares of Common Stock to be issued in the Exchange are to be sent to someone other than the registered holder of the Preferred Stock whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail

[ ]   Common Stock issued in the Exchange and/or

[ ]   Preferred Stock not tendered

to:

Name(s):

Address:

                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:

Tax Identification or Social Security Number(s):

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES, GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedures for Tendering Preferred Stock" in the Offer to Exchange. Certificates for shares of Preferred Stock being tendered, or timely confirmation of a book-entry transfer of such Preferred Stock into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to 12:01 a.m., New York City time, on the Expiration Date.

     Holders who wish to tender their Preferred Stock and (i) whose Preferred Stock is not immediately available or (ii) who cannot deliver their Preferred Stock, this Letter of Transmittal or any other required documents to the Depositary prior to 12:01 a.m., New York City time, on the Expiration Date or
(iii) who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date may tender their Preferred Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Offer--Procedures for Tendering Preferred Stock--Guaranteed Delivery" in the Offer to Exchange. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to 12:01 a.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a confirmation of book-entry transfer of such Preferred Stock into the Depositary's account at the Book-Entry Transfer Facility (as defined in the Offer to Exchange)) representing all tendered Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in "The Offer--Procedures for Tendering Preferred Stock--Guaranteed Delivery" in the Offer to Exchange.

     The Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile to the Depositary and, if required, must include a guarantee by an Eligible Institution in the form set forth in such notice. See Instruction 2 below. As used herein and in the Offer to Exchange, "Eligible Institution" means a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a securities transfer association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Preferred Stock) of Preferred Stock tendered herewith, unless such holder has completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Preferred Stock is tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Number of Shares of Preferred Stock" is inadequate, the Certificate number(s) and/or the number of shares of Preferred Stock and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the shares of Preferred Stock evidenced by any Certificate submitted are to be tendered, fill in the number of shares of Preferred Stock that are to be tendered in the box entitled "Number of Shares of Preferred Stock Tendered (If Less Than All)." In such case, the holder will receive new Certificate(s) for the remainder of the shares of Preferred Stock promptly after the Expiration Date. All shares of Preferred Stock represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Preferred Stock may be withdrawn at any time prior to 12:01 a.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Depositary at one of its addresses set forth above or in the Offer to Exchange prior to 12:01 a.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Preferred Stock to be withdrawn (the "Depositor"), (ii) identify the shares of Preferred Stock to be withdrawn (including the certificate number(s) and number of such shares, or, in the case of Preferred Stock transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Preferred Stock was tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Preferred Stock register the transfer of such Preferred Stock into the name of the person withdrawing the tender, (iv) specify the name in which any such shares of Preferred Stock are to be registered, if different from that of the Depositor and (v) if applicable because the shares of Preferred Stock have been tendered pursuant to book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Preferred Stock so withdrawn will be deemed not to have been validly tendered for purposes of the Offer and the Common Stock will not be issued with respect thereto unless the shares of Preferred Stock so withdrawn are validly tendered. Properly withdrawn Preferred Stock may be retendered by following one of the procedures described in "The Offer--Procedures for Tendering Preferred Stock" in the Offer to Exchange at any time prior to the Expiration Date.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Depositary, the Information Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any shares of Preferred Stock which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the shares of Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered shares of Preferred Stock are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company, in its sole discretion, of their authority to so act must be submitted with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered owner(s) of the shares of Preferred Stock listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate stock power(s) are required unless the shares of Common Stock to be issued in the Exchange are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of Preferred Stock listed, the Certificates must be endorsed or accompanied by appropriate stock powers, signed by the registered owner(s) exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Preferred Stock. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     If tendered shares of Preferred Stock are registered in the name of the signer of the Letter of Transmittal and the shares of Common Stock to be issued in the Exchange are to be issued (and any untendered shares of Preferred Stock are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of shares of Preferred Stock), the signature of such signer need not be guaranteed. In any other case, the tendered shares of Preferred Stock must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the exchange of the Preferred Stock pursuant to the Offer. If the shares of Common Stock to be issued in the Exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Common Stock to be issued in the Exchange are to be issued are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or purchase for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Offer set forth in the Offer to Exchange under "The Offer--Certain Conditions of the Offer" or defects, irregularities or conditions of tender as to particular shares of Preferred Stock, whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of shares of Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been waived or cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of shares of Preferred Stock, neither the Company, any affiliate or assign of the Company or the Depositary or Information Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. Any shares of Preferred Stock received by the Depositary that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders as soon as practicable following the Expiration Date.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depositary or Information Agent at their addresses and telephone numbers set forth on the front of this Letter of Transmittal. Additional copies of the Offer to Exchange, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Depositary or Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Preferred Stock have been lost, destroyed or stolen, the holder should promptly notify the Depositary. The holder will then be instructed by the Depositary as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     10. SECURITY TRANSFER TAXES. Holders who tender their Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, certificates representing the shares of Preferred Stock not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Preferred Stock in connection with the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     11. CONFLICTS. In the event of any conflict between the terms of the Offer to Exchange and the terms of this Letter of Transmittal, the terms of the Offer to Exchange will control.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 12:01 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

CUSIP 487906-20-8

                          KELLEY OIL & GAS CORPORATION

                               OFFER TO EXCHANGE
                  15 SHARES OF COMMON STOCK FOR EACH SHARE OF
                $2.625 CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                       PURSUANT TO THE OFFER TO EXCHANGE
                              DATED JUNE 28, 1999

THE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON TUESDAY, JULY 27, 1999 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF PREFERRED STOCK (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR PREFERRED STOCK ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR PREFERRED STOCK TO BE EXCHANGED PURSUANT TO THIS OFFER. TENDERED PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     Kelley Oil & Gas Corporation, a Delaware corporation (the "Issuer"), is offering, upon the terms and subject to the conditions set forth in the Offer to Exchange dated June 28, 1999 (the "Offer to Exchange") and the accompanying Letter of Transmittal enclosed herewith (which together constitute the "Offer"), to exchange 15 shares of its Common Stock for each share of its $2.625 Convertible Exchangeable Preferred Stock ("Preferred Stock").

     THE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE OFFER--CERTAIN CONDITIONS OF THE OFFER" IN THE OFFER TO EXCHANGE.

     Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

     1. the Offer to Exchange dated June 28, 1999;

     2. the Letter of Transmittal for your use and for the information of your clients (facsimile copies of the Letter of Transmittal may be used to tender Preferred Stock);

     3. a form of letter which may be sent to your clients for whose accounts you hold Preferred Stock registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the issuance of the Common Stock; and

     4. a Notice of Guaranteed Delivery.

     YOUR PROMPT ACTION IS REQUESTED. PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON TUESDAY, JULY 27, 1999, UNLESS EXTENDED. PLEASE FURNISH COPIES OF THE ENCLOSED MATERIALS TO THOSE OF YOUR CLIENTS FOR WHOM YOU HOLD PREFERRED STOCK REGISTERED IN YOUR NAME OR IN THE NAME OF YOUR NOMINEE AS QUICKLY AS POSSIBLE.

     In all cases, the exchange of Preferred Stock pursuant to the Offer will be made only after receipt by the Depositary of (a) certificates representing such Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility (as defined in the Offer to Exchange), as the case may be, (b) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, or an Agent's Message (as defined in the Offer to Exchange) and (c) any other required documents.

     Holders who wish to tender their shares of Preferred Stock and (i) whose shares of Preferred Stock are not immediately available or (ii) who cannot deliver their shares of Preferred Stock, the Letter of Transmittal or an Agent's Message or any other documents required by the Letter of Transmittal to the Depositary prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer prior to the Expiration Date must tender their shares of Preferred Stock according to the guaranteed delivery procedures set forth under the caption "The Offer--Procedures for Tendering Preferred Stock--Guaranteed Delivery" in the Offer to Exchange.

     The Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of shares of Preferred Stock residing in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

     The Issuer will not make any payments to brokers, dealers or other persons for soliciting acceptances of the Offer. The Issuer will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. The Issuer will pay or cause to be paid any transfer taxes payable on the transfer of shares of Preferred Stock to it, except as otherwise provided in the Letter of Transmittal.

     Questions and requests for assistance with respect to the Offer or for copies of the Offer to Exchange and Letter of Transmittal may be directed to the Depositary or the Information Agent at their addresses set forth in the Offer to Exchange.

                                          Very truly yours,

                                          KELLEY OIL & GAS CORPORATION

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE ISSUER OR ANY AFFILIATE THEREOF, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

CUSIP 487906-20-8

                          KELLEY OIL & GAS CORPORATION

                               OFFER TO EXCHANGE
                  15 SHARES OF COMMON STOCK FOR EACH SHARE OF
                $2.625 CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                       PURSUANT TO THE OFFER TO EXCHANGE
                              DATED JUNE 28, 1999

THE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON TUESDAY, JULY 27, 1999 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF PREFERRED STOCK (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR PREFERRED STOCK ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR PREFERRED STOCK TO BE EXCHANGED PURSUANT TO THIS OFFER. TENDERED PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

TO OUR CLIENTS:

     Enclosed for your consideration is an Offer to Exchange dated June 28, 1999 (the "Offer to Exchange") and a Letter of Transmittal (which together constitute the "Offer") relating to the offer by Kelley Oil & Gas Corporation (the "Issuer") to exchange 15 shares of its Common Stock for each share of its $2.625 Convertible Exchangeable Preferred Stock ("Preferred Stock").

     The enclosed material is being forwarded to you as the beneficial owner of Preferred Stock held by us for your account at benefit but not registered in your name. A tender of any Preferred Stock may only be made by us as the registered Holder pursuant to your instructions. Therefore, the Issuer urges beneficial owners of Preferred Stock registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such Holder promptly if they wish to tender Preferred Stock in the Offer.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Preferred Stock held by us for your account or benefit, pursuant to the terms and conditions set forth in the Offer to Exchange and Letter of Transmittal. We urge you to read carefully the Offer to Exchange and Letter of Transmittal before instructing us to tender your Preferred Stock.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Preferred Stock on your behalf in accordance with the provisions of the Offer. The Offer expires at 12:01 a.m., New York City time, on Tuesday, July 27, 1999, unless extended. The term "Expiration Date" shall mean 12:01 a.m., New York City time, on Tuesday, July 27, 1999, unless the Offer is extended as provided in the Offer to Exchange, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended. A tender of Preferred Stock may be withdrawn at any time prior to 12:01 a.m., New York City time, on the Expiration Date.

Your attention is directed to the following:

     1. The Offer is for the tender of each share of Preferred Stock for 15 shares of Common Stock. As of June 25, 1999, 1,733,628 shares of Preferred Stock were outstanding.

     2. The Offer is subject to certain conditions. See "The Offer--Certain Conditions of the Offer" in the Offer to Exchange.

     3. The Offer and withdrawal rights will expire at 12:01 a.m., New York City time, on Tuesday, July 27, 1999, unless extended.

     4. The Issuer has agreed to pay certain expenses of the Offer. Any transfer taxes incident to the transfer of Preferred Stock from the tendering Holder to the Issuer will be paid by the Issuer, except as provided in the Offer to Exchange and the Letter of Transmittal. See "Fees and Expenses" in the Offer to Exchange.

     The Offer is not being made to, nor will tenders be accepted from or on behalf of Holders of Preferred Stock, residing in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

     If you wish us to tender any or all of your Preferred Stock held by us for your account or benefit, please do instruct us by completing, executing and returning to us the attached instruction form. THE ACCOMPANYING LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATIONAL PURPOSES ONLY AND MAY NOT BE USED BY YOU TO EXCHANGE PREFERRED STOCK HELD BY US AND REGISTERED IN OUR NAME FOR YOUR ACCOUNT OR BENEFIT.

     THIS MATERIAL RELATING TO THE OFFER IS BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF PREFERRED STOCK CARRIED BY US FOR YOUR ACCOUNT OR BENEFIT BUT NOT REGISTERED IN YOUR NAME. A TENDER OF ANY SUCH PREFERRED STOCK WITH RESPECT THERETO CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER PREFERRED STOCK WITH RESPECT TO SUCH PREFERRED STOCK, HELD BY US FOR YOUR ACCOUNT.

                                  INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Offer of Kelley Oil & Gas Corporation.

     This will instruct you to tender for exchange the aggregate number of shares of Preferred Stock indicated below (or, if no aggregate principal amount is indicated below, all shares of Preferred Stock) held by you for the account or benefit of the undersigned, pursuant to the terms of and conditions set forth in the Offer to Exchange and the Letter of Transmittal.

              Number of Shares of Preferred Stock to be tendered:

                           ________________________*

* I (we) understand that if I (we) sign this instruction form without indicating an aggregate number of shares of Preferred Stock in the space above, all shares of Preferred Stock held by you for my (our) account will be tendered.

                            ----------------------------------------------------

                            ----------------------------------------------------
                            Signature(s)

                            ----------------------------------------------------
                            Capacity (full title) if signing in a
                            fiduciary or representative capacity

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------
                            Name(s) and address, including zip code

                            Date:

                            ----------------------------------------------------
                            Area Code and Telephone Number

                            ----------------------------------------------------
                            Taxpayer Identification or Social Security No.

                                       -3-